UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 1, 2008
First Citizens Banc Corp
(Exact name of Registrant as specified in its charter)

Ohio	0-25980	34-1558688

(State or other jurisdiction of	(Commission File Number)	( IRS Employer
incorporation or organization)		Identification No.)
100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870
(Address of principle executive offices)
Registrant’s telephone number, including area code: (419) 625-4121
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99

Item 2.02	Results of Operations and Financial Condition
On August 1, 2008 First Citizens Banc Corp sent a letter to its shareholders regarding the payment of the third quarter dividend of $.20 per share. Also announced were second quarter 2008 preliminary earnings of $.01 per share. The letter also discussed a significant provision to our reserve for loan losses and the improvement in the Corporation’s net interest margin over the first quarter. A copy of the letter is attached hereto as Exhibit 99.

Item 9.01	Financial Statements and Exhibits
(c) Exhibit 99  Letter to Shareholders dated August 1, 2008
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Citizens Banc Corp (Registrant)
Date: August 1, 2008	/s/ James O. Miller
James O. Miller,
President & CEO